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                          EXHIBIT INDEX

Exhibit No.    Description                           Page
-----------    -----------                           ----

B              Form of Subordinated Note           Filed herewith

D              FERC Filing letter                  Filed herewith

F              Opinion of Counsel                  To be filed by
                                                   amendment

G-1            Financial Data Schedule for         To be filed by
               NEES (Parent Company only)          amendment

G-2            Financial Data Schedule             To be filed by
               for NEES (Consolidated)             amendment

H              Proposed Form of Notice             Filed herewith

I              Choice: New England                 Filed herewith

J              Transmission and Distribution       Filed herewith
               Support Agreement

K              Proposed Amended terms of the NEES  Filed herewith
               Money Pool

Financial
Statement No.  Description                        Page
-------------  -----------                        ----

1-A            Balance Sheet of NEES at December 31,   To be filed by
               1995, Actual (Parent Company only)  amendment
               (Pro Forma not included since
               formation of new companies)

1-B            Statement of Income and Retained    To be filed by
               Earnings for NEES for twelve months      amendment
               ended December 31, 1995, Actual
               (Parent Company only) (Pro Forma not included since formation of new companies)

2-A            Consolidated Balance Sheet of NEES at   To be filed by
               December 31, 1995, Actual (Pro Forma    amendment
               not included since formation of new
               companies

2-B            Statement of Consolidated Income for    To be filed by
               NEES for twelve months ended       amendment
               December 31, 1995, Actual (Pro
               Forma not included since formation of
               new companies